UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,
dated as of October 1, 2006, providing for the issuance of
Asset Backed Certificates, Series 2006-3)

Option One Mortgage Acceptance Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-130870-02	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, California		92618
(Address of Principal Executive Offices		(Zip Code)

Registrant's telephone number, including area code: (914) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01     Acquisition or Disposition of Assets

This 8-K/A has, as attached, the final Pooling and Servicing Agreement for the transaction referenced herein and supersedes the Pooling and Servicing Agreement filed earlier under Form 8-K on November 13, 2006.

Description of the Certificates and the Mortgage Pool

On October 27, 2006, a single series of certificates, entitled Option One Mortgage Loan Trust 2006-3, Asset-Backed Certificates, Series 2006-3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the “Depositor”), Option One Mortgage Corporation (“Option One”) as servicer (the “Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $We have acted as counsel to Option One Mortgage Corporation (“Option One”) as a seller, as originator (the “Originator”), as sponsor (the “Sponsor”) and as servicer (the “Servicer”), Option One Owner Trust 2001-1A, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 (each, a “Trust Seller”; collectively with Option One, the “Sellers”), and Option One Mortgage Acceptance Corporation (the “Depositor”) in connection with (i) the Mortgage Loan Purchase Agreement, dated October 19, 2006 (the “Seller Sale Agreement”), among the Sellers and the Depositor, (ii) the Pooling and Servicing Agreement, dated as of October 1, 2006 (the “Pooling and Servicing Agreement”), among the Depositor, the Servicer and Wells Fargo Bank, N.A. (the “Trustee”), and the certificates issued pursuant thereto designated as Asset-Backed Certificates, Series 2006-3 (collectively, the “Certificates”), (iii) the Underwriting Agreement, dated October 19, 2006 (the “Underwriting Agreement”), among the Depositor, Option One and Greenwich Capital Markets, Inc., Banc of America Securities LLC, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and H&R Block Financial Advisors Inc. (collectively, the “Underwriters”), (iv) the Purchase Agreement, dated October 27, 2006 among the Depositor and Greenwich Capital Markets, Inc. and Banc of America Securities LLC (together, the “Initial Purchasers”), (v) the Swap Administration Agreement, dated October 27, 2006 among Option One, the Trustee, Wells Fargo Bank, N.A. (the “Swap Administrator”) and Wells Fargo Bank, N.A. as supplemental (the “Supplemental Trust Trustee”), (vi) the Free Writing Prospectus (including the Base Prospectus, as defined below), dated October 18, 2006 (the “Free Writing Prospectus”), as used on and before October 19, 2006 (the "Pricing Date"), (vii) the Prospectus Supplement, dated October 19, 2006 (the “Prospectus Supplement”), and the Prospectus to which it relates, dated April 3, 2006 (the “Base Prospectus”; together with the Prospectus Supplement, the “Prospectus”) and (viii) the Private Placement Memorandum, dated October 27, 2006 (the “Private Placement Memorandum”). The Seller Sale Agreement, the Pooling and Servicing Agreement, the Swap Administration Agreement, the Underwriting Agreement and the Purchase Agreement are collectively referred to herein as the “Agreements.” Capitalized terms not defined herein have the meanings assigned to them in the Agreements. as of October 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 19, 2006, among Option One, One Mortgage Capital Corporation, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9. The “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates” and “Class M-9 Certificates” were sold by the Depositor to Greenwich Capital Markets, Inc., Banc of America Securities LLC, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and H&R Block Financial Advisors Inc., (the “Underwriters) pursuant to an Underwriting Agreement, dated October 19, 2006 (the “Underwriting Agreement”) among the Depositor, Option One and the Underwriters.

The Class M-10 and Class M-11 Certificates were sold to Greenwich Capital Markets, Inc. and Banc of America Securities LLC on October 27, 2006, in a transaction exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act. The net proceeds from the sale of those certificate were applied by the Depositor towards the purchase of the Mortgage Loans constituting the pool assets.

The Class C, Class P, Class R and Class R-X Certificates were delivered by the Depositor to the Sellers as partial consideration for the Mortgage Loans constituting the pool assets.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A-1	$539,019,000	Variable
II-A-1	$278,254,000	Variable
II-A-2	$163,427,000	Variable
II-A-3	$121,682,000	Variable
II-A-4	$60,868,000	Variable
M-1	$76,500,000	Variable
M-2	$73,500,000	Variable
M-3	$25,500,000	Variable
M-4	$27,000,000	Variable
M-5	$24,750,000	Variable
M-6	$18,000,000	Variable
M-7	$18,750,000	Variable
M-8	$12,000,000	Variable
M-9	$17,250,000	Variable
M-10	$18,750,000	Variable
M-11	$15,000,000	N/A
P	$9,749,900	N/A
R	$100.00	N/A
R-X	N/A	N/A

The Certificates, other than the , “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”, and the Mortgage Loans are more particularly described in the Prospectus, dated April 3, 2006 and the Prospectus Supplement, dated October 19, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates” have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of October 19, 2006, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc., Banc of America Securities LLC, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and H&R Block Financial Advisors Inc., relating to the Series 2006-3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2006-3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 15, 2006

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

By:	/s/ Philip Laren
Name:	Philip Laren
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of October 19, 2006, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc., Banc of America Securities LLC, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and H&R Block Financial Advisors Inc., relating to the Series 2006-3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2006-3 Certificates.